                         AMENDMENT TO LEASE AGREEMENT

         THIS AMENDMENT TO LEASE AGREEMENT ("AMENDMENT"), by and between (i) CAPTAIN'S PORTFOLIO L.P., a Texas limited liability company ("LANDLORD") and
(ii) ROCKPORT GROUP of TEXAS, INC. ("TENANT"), is executed effective as of this 23rd day of January, 2000 (the "EFFECTIVE DATE").

                            W I T N E S S E T H:

         WHEREAS, 50 B.H., Inc., ("PRIOR LANDLORD") heretofore entered into that certain Office Lease with SECURE HEALTH SAVINGS CORPORATION ("ASSIGNOR") dated June 4, 1997 (the "LEASE"), under and pursuant to the terms of which Tenant has leased certain office space containing approximately 9,725 rentable square feet ("LEASED PREMISES") more particularly described in the Lease; and

         WHEREAS, the Lease was Assigned from Secure Health Savings Corporation to Rockport Group of Texas on December 15, 1997; and

         WHEREAS, Landlord has purchased the building commonly known as the 50 Briar Hollow Lane West Office Building (the "PROPERTY") located at 50 Briar Hollow Lane, Houston, Harris County, Texas in which the Leased Premises are located, and has therefore succeeded to the interest of Prior Landlord under the Lease; and

         WHEREAS, Landlord and Tenant have agreed to modify the Lease upon the terms and conditions set forth below.

                                   AGREEMENT:

         NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, Landlord and Tenant do hereby covenant and agree that the Lease is amended, modified and supplemented as follows:

         (1) RENTAL PAYMENTS. Landlord and Tenant acknowledge and agree that the Base Rent under the Lease shall be amended as follows:

         July 1, 2000 to July 31, 2000:             $0.00
         August 1, 2000 to December 31, 2000:       $12,557.76 per month;
         January 1, 2001 to June 30, 2002:          $16,322.55 per month;
         July 1, 2002 to June 30, 2003:             $16,831.17 per month
         July 1, 2003 to June 30, 2005:             $17,340.80 per month

         (2) LEASE TERM. The Lease Term set forth in the Lease is hereby revised and the Lease is hereby renewed for an additional five (5) year period commencing July 1, 2000 such that the REVISED EXPIRATION DATE JUNE 30, 2005 ("RENEWAL TERM").

         (3) ADDITIONAL PREMISES. Landlord and Tenant hereby acknowledge and agree that upon the later of, the completion of the alterations set forth in Paragraph 4(b) below (the "ALTERATIONS"), Tenant shall lease an additional 2,494 rentable square feet in the Property ("ADDITIONAL PREMISES"), which Additional Premises is commonly known as suite 520 W and shown on EXHIBIT A attached hereto and incorporated herein by reference. All references in the Lease to the "Premises" or "Leased Premises" shall be a reference to, and shall include, both the existing Leased Premises and the Additional Premises, such that upon completion of the Alterations to the Additional Premises, the Leased Premises shall be 12,219 rentable square feet. THE RENT REFLECTED IN PARAGRAPH 1 ABOVE CONTEMPLATES THE TENANT NOT PAYING OR ACCRUING RENT ON THE ADDITIONAL PREMISES UNTIL JULY 1, 2000 AND THAT THE RENT FOR THE ADDITIONAL PREMISES IS CALCULATED BASED ON A RATE OF $15.50/SF/YR FROM JULY 1, 2000 TO DECEMBER 31, 2000 BUT THAT RENT IS AMORTIZED OVER THE REMAINING FIFTY-FOUR
(54) MONTHS OF THE LEASE TERM AT AN INTEREST RATE OF TEN (10%) PERCENT.

         (4) TENANT IMPROVEMENTS. Landlord shall provide to Tenant a $48,876.00 improvement allowance ("ALLOWANCE") for renovating Suites 515 and 520 of the Leased Premises ($4.00 per rentable square foot) to be paid to Tenant in accordance with the terms of this provision. Upon completion of any improvements or alterations to Suites 515 and 520 of the Leased Premises and the submission to Landlord of (i) evidence of payment for such improvements and/or alterations and (ii) if required by Landlord, lien waivers from the contractor, subcontractor or supplier of materials, then Landlord will reimburse Tenant for such amounts, to the extent Refurbishment Allowance proceeds are available. Nothing herein shall be deemed to constitute Landlord's approval of any alterations or improvements to Suite 515 and 520 of the Leased Premises, and any alterations made by Tenant to the Leased Premises shall be subject to the terms and provisions of the Lease. Additionally, any Allowance proceeds which are not used by Tenant on or before August 1, 2002, shall be deemed waived by Tenant, and Tenant shall no longer be entitled to such funds.

Tenant acknowledges and agrees that (i) Landlord is only providing Tenant with a $48,876.00 ($4.00 per rentable square foot) Allowance towards the alterations to the Leased Premises and (ii) to the extent the cost of such alterations and/or improvements (including a 5% construction management fee paid to PIC, Inc. and architectural fees) exceeds the amount of the Allowance, then Tenant shall be responsible for such overage and shall immediately reimburse Landlord upon written request therefor, for costs incurred by Landlord over and above $48,876.00.

         (5) OPTION TO EXTEND LEASE TERM. Tenant, at its option, may extend the Lease Term for a period of five (5) years, provided (i) Tenant provides Landlord with written notice of its intent to extend the Lease Term at least six (6) months prior to the expiration of the initial Lease Term and (ii) Tenant is not in default of its obligations under the Lease either at the time it sends such notice to Landlord or at the time that the extension term commences. Upon the service of such notice and subject to the conditions set forth in the preceding sentence, this Lease shall be extended without the necessity of the execution of any further instrument or document. Such extension term shall commence upon the expiration date of the initial Lease Term, expire upon the annual anniversary of such date five (5) years thereafter, and be upon the same terms, covenants, and conditions as provided in the Lease for the initial Lease Term except that the Basic Rent payable during the extension term shall be at the prevailing rate for comparable space in the Property at the commencement of such extension term. Payment of all additional rent and other charges required to be made by Tenant under the Lease for the initial Lease Term shall continue to be made during the extension term. Any assignment of the Lease or subletting of the Leased Premises by Tenant shall terminate the option to extend the Lease Term contained herein. Notwithstanding the foregoing, in no event shall Base Rent for the extension term be less than the Base Rent during the last year of the initial Lease Term.

        (6) RIGHT OF FIRST REFUSAL: Tenant shall have a one time right of first refusal ("RIGHT OF FIRST REFUSAL") on any space adjacent to the Leased Premises ("ADDITIONAL SPACE"). Prior to Landlord leasing any Additional Space to third parties (other than (i) the tenant then in possession of the Additional Space or (ii) any tenant current holding a right to expand into or right of first refusal on Additional Space), Landlord shall first offer to lease to Tenant the Additional Space. Such offer (the "OFFER NOTICE") shall be in writing and specify the lease terms for the Additional Space, including the rent to be paid for the Additional Space and the date on which the Additional Space shall be included in the Leased Premises. Tenant shall notify Landlord in writing whether Tenant elects to lease the Additional Space on the terms set forth on the Offer Notice within five (5) days after Landlord delivers the Offer Notice. If Tenant timely elects to lease the Additional Space, then Landlord and Tenant shall executive an amendment to the Lease which sets forth the terms and provisions contained in the Offer Notice and provides that the term of the lease for the Additional Space shall expire upon the expiration of the Lease Term, as same may be extended pursuant to the terms hereto. Except as otherwise expressly set forth in the Offer Notice, Tenant shall accept the Additional Space in an "AS-IS, WHERE-IS" condition and Landlord shall not provide to Tenant any allowance or other tenant inducements. Notwithstanding the foregoing, if prior to Landlord's delivery of the Offer Notice, Landlord has received an offer to lease all of part of the Additional Space from a third party ("THIRD PARTY OFFER"), and such Third Party Offer includes space in excess of the Additional Space, then Tenant must exercise its rights hereunder if at all, as to all of the Property contained in the Third Party Offer. If Tenant fails or is unable to timely exercise its rights hereunder then the Right of First Refusal shall lapse, time being of the essence with respect to the exercise thereof, and Landlord may lease all of any portion of the Additional Space to third parties on such terms as Landlord may elect in its sole discretion. Tenant may not exercise this rights under this provision if Tenant is in default of its obligations under this Lease or has assigned its interest in the Lease or sublet any portion of the Leased Premises.

        (7) OPERATING EXPENSES: The Operating Expenses for the Expansion Premises shall be calculated using a 2000 Base Year. The Operating Expenses for the Original Leased Premises shall remain as set forth in the Lease.

        (8) PARKING: Landlord agrees to provide twenty (20) additional covered reserved parking spaces in Parking Level 2 as shown on Exhibit "A" attached hereto and made a part of this Amendment. These twenty parking spaces shall be free of charge for the term of the Lease.

        (9) SIGNAGE: Tenant shall be granted the right to place Tenant's name on one (1) panel of the existing monument sign for the term of the Lease. Tenant shall at Tenant's expense have the sign manufactured and installed. Tenant shall submit a rendering of the proposed signage to Landlord for Landlords approval. The rent for the sign is incorporated in the Base Rent set forth in this Amendment.

        (10) DEFINED TERMS: Except as expressly defined in this Amendment, all initial capitalized terms in this Amendment shall have the meaning assigned to such terms in the Lease.

        (11) EFFECT OF THIS AMENDMENT: Except as specifically amended by the provisions hereof, the terms and provisions in the Lease shall continue to govern the rights and obligations of the parties thereunder, and all provisions and covenants of the Lease shall remain in full force and effect as stated therein. In addition, the Lease hereby is amended and modified in a manner consistent with the terms and provisions of this Amendment. This Amendment and the Lease shall be construed as one instrument. In the event of any conflict between this Amendment and the Lease, the terms and provisions of this Amendment shall control and shall be paramount, and the Lease shall be construed accordingly. The terms, provisions and covenants of this Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors in interest and legal representatives. The terms and conditions of this Amendment may not be modified, amended, altered or otherwise affected except by instrument in writing executed by Landlord and Tenant. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE AMENDMENT OF THE LEASE, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN LANDLORD AND TENANT. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN LANDLORD AND TENANT.

        (12) COUNTERPARTS: This Amendment may be executed in multiple counterparts, each of which for all purposes is deemed an original, and all of which constitute collectively but one instrument; but in making proof of this Amendment, it shall not be necessary to produce or account for more than one
(1) such counterpart.

            (The balance of this part is intentionally left blank.)

               IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the Effective Date.


                                       LANDLORD:


                                       CAPTAIN'S PORTFOLIO, L.P.

                                       By:  RMC-Captain's GP, LLC
                                            a Texas limited liability company


                                            By:
                                                    ---------------------------
                                                    R. Maurice Crowe, Jr.
                                                    Manager



                                       TENANT


                                       ROCKPORT GROUP OF TEXAS, INC.

                                       By:  /s/Harry Neer
                                            ------------------------------
                                            Name: Harry Neer
                                                  -----------------------
                                            Title: President/CEO
                                                   ----------------------

                                   [FLOOR PLAN]

                                   [FLOOR PLAN]

                                       RIDER "1"

This exhibit shall serve as written notification of the remittance address for rental payments as described in SECTION 2.2 BASE RENT of this Lease.


           ------------------------------------------------------------------
              Building:    5o Briar Hollow

              Check should be made payable to:

              Hatfield Phillips, Inc. on behalf of LBHI for the benefit of Captain's Portfolio, L.P." and mailed to -
              Briar Hollow
              P.O. Box 650747
              Dallas, TX 75265-0747
           ------------------------------------------------------------------



     I hereby acknowledge that as of this 3 day of March, 2000, I have received and read the above-referenced payments mailing notification.

                                       TENANT:

                                       ROCKPORT GROUP OF TEXAS, INC.

                                       By: /s/ Harry M. Neer
                                          ------------------------------------
                                          Printed: Name: Harry Neer
                                          Title: President/CEO

                                       RIDER "2"

-------------------------------------------------------------------------------


           LEHMAN BROTHERS HOLDINGS, INC. D/B/A LEHMAN CAPITAL, A
                  DIVISION OF LEHMAN BROTHERS HOLDINGS, INC.
                                    [LENDER]




                                    - and -




                         ROCKPORT GROUP OF TEXAS, INC.
                                      [TENANT]




                        SUBORDINATION, NON-DISTURBANCE AND
                                ATTORNMENT AGREEMENT



                                       Dated:     January 17, 2000

                                       Location:  50 Briar Hollow Lane
                                                  Houston, Texas 77027




                                       Lot:
                                       Block:
                                       Addition:
                                       County:



-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                       Initials
                                                                          HN
                                                                       --------
                                                                       --------

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

         THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (the "Agreement") is made as of the 17th day of January, 2000 by and between Lehman Brothers Holdings, Inc., d/b/a/ Lehman Capital, A Division of Lehman Brothers Holdings, Inc. ("Lender"), having an address at 3 World Financial Center, New York, NY, 10285 and Lessee, Rockport Group of Texas, Inc. ("Tenant"), having an address at 50 Briar Hollow Lane, Suite, Houston, Texas 77027.

                                   RECITALS:

         A. Tenant is the holder of a leasehold estate in a portion of the property described on the legal description attached hereto (the "Property") under and pursuant to the provisions of a certain lease date June 4, 1997 between 50 B.H. Inc., as landlord (the "Landlord") and Rockport Group of Texas, Inc., as Tenant (the "Lease").

         B. The Property is or is to be encumbered by one or more mortgages, deeds of trust, deeds to secure debt or similar security agreements (collectively, the "Security Instrument") in favor of or to be assigned to Lender; and

         C. Tenant has agreed to subordinate the Lease to the Security Instrument and to the lien thereof and Lender has agreed to grant non-disturbance to Tenant under the Lease on the terms and conditions hereinafter set forth.

                                  AGREEMENT:

         NOW, THEREFORE, the parties hereto mutually agree as follows:

         1. SUBORDINATION. The Lease shall be subject and subordinate in all respects to the lien and terms of the Security Instrument, to any and all advances to be made thereunder and to all renewals, modifications, consolidations, replacements and extensions thereof.

         2. NONDISTURBANCE. So long as Tenant pays all rents and other charges as specified in the Lease and is not otherwise in default (beyond applicable notice and cure periods) of any of its obligations and covenants pursuant to the Lease, Lender agrees for itself and its successors in interest and for any purchaser of the Property upon a foreclosure of the Security Instrument, that Tenant's possession of the premises as described in the Lease will not be disturbed during the term of the Lease, as said term may be extended pursuant to the terms of the Lease or as said premises may be expanded as specified in the Lease, by reason of a foreclosure. For purposes of this agreement, a "foreclosure" shall include (but not be limited to) a sheriff's or trustee's sale under the poser of sale contained in the Security Instrument, the termination of any superior lease of the Property and any other transfer of the Landlord's interest in the Property under peril of foreclosure, including, without limitation to the generality of the foregoing, an assignment or sale in lieu of foreclosure.


                                                                       Initials
                                                                          HN
                                                                       --------
                                                                       --------

         3. ATTORNMENT. Tenant agrees to attorn to, accept and recognize any person or entity which acquires the Property through a foreclosure (an "Acquiring Party") as the landlord under the Lease for the then remaining balance of the term of the Lease, and any extensions thereof as made pursuant to the Lease. The foregoing provision shall be self-operative and shall not require the execution of any further instrument or agreement by Tenant as a condition to its effectiveness. Tenant agrees, however, to execute and deliver, at any time and from time to time, upon the request of the Lender or any Acquiring Party any reasonable instrument which may be necessary or appropriate to evidence such attornment.

         4. NO LIABILITY. Notwithstanding anything to the contrary contained herein or in the Lease, it is specifically understood and agreed that neither the Lender, any receiver or any Acquiring Party shall be:

               (a) liable for any act, omission, negligence or default of any prior landlord (other than to cure defaults of a continuing nature with respect to the maintenance or repair of the demised premises or the Property); provided, however, that any Acquiring Party shall be liable and responsible for the performance of all covenants and obligations of landlord under the Lease accruing from and after the date that it takes title to the Property; or
               (b) except as seth forth in (a), above, liable for any failure of any prior landlord to construct any improvements;
               (c) subject to any offsets, credits, claims or defenses which Tenant might have against any prior landlord; or
               (d) bound by any rent or additional rent which is payable on a monthly basis and which Tenant might have paid for more than one (1) month in advance to any prior landlord; or
               (e) bound by any cancellation, surrender, amendment or modification of the Lease or release of liability thereunder not expressly consented to in writing by Lender or otherwise permitted by the Security Instrument in each instance; or

               (f) be liable to Tenant hereunder or under the terms of the Lease beyond its interest in the Property.

         Not withstanding the foregoing, Tenant reserves its rights to any and all claims or causes of action against such prior landlord for prior losses or damages and against the successor landlord for all losses or damages arising from and after the date that such successor landlord takes title to the Property.

         5. RENT. Tenant has notice that the Lease and the rents and all other sums due thereunder have been assigned to Lender as security for the loan secured by the Security Instrument. In the event Lender notifies Tenant of the occurrence of a default under the Security Instrument and demands that Tenant pay its rents and all other sums due or to become due under the Lease directly to Lender, Tenant shall honor such demand and pay its rent and all other sums

                                                                       Initials
                                                                          HN
                                                                       --------
                                                                       --------
due under the Lease directly to Lender or as otherwise authorized in writing by Lender. Landlord hereby irrevocably authorizes Tenant to make the foregoing payments to Lender upon such notice and demand.

         6. LENDER TO RECEIVE NOTICE. Tenant shall notify Lender of any default by Landlord under the Lease which would entitle Tenant to cancel the Lease, and agrees that, notwithstanding any provisions of the Lease to the contrary, no notice of cancellation thereof shall be effective unless Lender shall have received notice of default giving rise to such cancellation and shall have failed within sixty (60) days after receipt of such notice to cure such default, or if such default cannot be cured within sixty (60) days, shall have failed within sixty (60) days after receipt of such notice to commence and thereafter diligently pursue any action necessary to cure such default.

         7. NOTICE. All notices or other written communications hereunder shall be deemed to have been properly given (I) upon delivery, if delivered in person with receipt acknowledged by the recipient thereof, (ii) on (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed to the receiving party at its address set forth above; and:

if to Tenant, to
the attention of:    HARRY NEER; and



to the attention of: Hatfield Philips as Agent for LBHI
                 Attn: Rhonda D'Urso, Asset Manager
                 Suite 2300, Marquis Tower Two
                 285 Peachtree Center Avenue
                 Atlanta, GA 30303


with a Copy to:      R.M. Crowe Management Company
                 Attn: Mr. Dodd Crutcher
                 5944 Luther Lane, Suite 501
                 Dallas, TX 75255


or addressed as such party may from time to time designate by written notice to other parties. For purposes of this Paragraph 7, the term "Business Day" shall mean any day other than Saturday, Sunday or any other day on which banks are required or authorized to close in New York, New York.

         Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

                                                                       Initials
                                                                          HN
                                                                       --------
                                                                       --------

         8. SUCCESSORS. The obligations and rights of the parties pursuant to this Agreement shall bind and inure to the benefit of the successors, assigns, heirs and legal representatives of the respective parties.

         9. DUPLICATE ORIGINALS; COUNTERPARTS. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

         10. TRANSFER OF LOAN/SERVICING. Lender may sell, transfer and deliver the Note and assign the Security Instrument, this Agreement and the other documents executed in connection therewith to one or more Investors (as defined in the Security Instrument) in the secondary mortgage market or otherwise. Lender may also retain or assign responsibility for servicing the loan evidenced by the Note, or may delegate some or all of such responsibility and/or obligations to a servicer including, but not limited to, any subservicer or master servicer, on behalf of the Investors. All references to Lender herein shall refer to and include any such servicer to the extent applicable. Lender may disclose the terms of this Agreement, the identity of Tenant or any principal of Tenant, or any financial information regarding Tenant or any principal of Tenant, to any Investor or potential Investor.

         IN WITNESS WHEREOF, Lender and Tenant have duly executed this Agreement as of the date first above written.


                                    LENDER:



                                    By:
                                       ----------------------------------


                                       Name:
                                       Title:


SUBSCRIBED AND SWORN to on this _____ day of _______________________, 2000.


                                    -------------------------------------------
                                    Notary Public in and for the State of Texas






                                                                       Initials
                                                                          HN
                                                                       --------
                                                                       --------

                                               TENANT:

                                             ROCKPORT GROUP OF TEXAS, INC.



                                             By: /s/Harry M. Neer
                                                -------------------------------



                                                Name:  Harry Neer
                                                Title: President/CEO


SUBSCRIBED AND SWORN to on this 3rd day of March, 2000.


                                    /s/Diane M. Henderson????
                                    -------------------------------------------
                                    Notary Public in and for the State of Texas


The undersigned accepts and agrees to

the provisions of Paragraph 5 hereof:



LANDLORD:

CAPTAIN'S PORTFOLIO, L.P.
BY:   RMC-CAPTAIN'S GP, LLC
      A TEXAS LIMITED LIABILITY COMPANY




BY:
    --------------------------------
NAME:   R. MAURICE CROWE, JR.
     ------------------------
TITLE: MANAGER
       -------



SUBSCRIBED AND SWORN to on this _______ day of ____________________, 2000.



                                    -------------------------------------------
                                    Notary Public in and for the State of Texas

                                                                       Initials

                                                                        ------
                                                                        ------

                                   SCHEDULE I
                                LEGAL DESCRIPTION

                                 50 BRIAR HOLLOW

    3.2309 Acres of land out of Log 9 of the Roy B. Nichols Subdivision of part of the William White Survey, A-836, Harris County, Texas, plat of said subdivision being relocated in Vol. 321, Page 431, Harris County Deed Records, being all of that certain 1.98144 acre tract of land described as Tract I, and all of that certain 1.24968 acre tract of land described as Tract II in instrument recorder under Harris County Clerk's file No. B253250, said 3.2309 acres of land being more particularly described as follows:

    BEGINNING at 1/2" iron rod found at the northewest corner of said Lot 9, Roy B. Nicholas Subdivision, and at the northwest corner of said 1.24968 acre tract at the intersection of the east right-of-way line of Briar Hollow Lane, 30 feet wide, and the south right-of-way line of Emmett Lane, 30 feet wide\;

    THENCE South 89 Deg. 56 min. 00 sec. East with the north line of said Lot 9 with the south line of said 1.24968 acre tract, at 363.00 feet pass of 3/4" iron pipe at the northeast corner of said 1.9814 acre tract, and continuing on the same being with the north line of said 1.98144 acre tract and in \; part Plat of which is required in Vol. 32, Page 61, Harris County Map Records a total distance of 857.80 feet in all to a 1/14" iron pipe set at the northeast corner of said 1.98144 acre tract\;

    THENCE South 4 deg. 10 min. 21 sec. West with an east line of said
1.98144 tract 79.96 feet to a 1-1/4" iron pipe set for corner in the centerline of Briar Hollow Gully\;

    THENCE a southwesterly direction with the east and south lines of said
1.98144 acre tract and with the meanders of the centerline of Briar Hollow Gully with the following nine (9) courses and distances:

    1.  South 70 deg. 53 min. 35 sec. West 29.92 feet to a 1-14" iron pipe,
    2.  South 51 deg. 08 min. 02 sec. West 71.22 feet to a 1-14" iron pipe,
    3.  South 12 deg. 39 min. 40 sec. East 77.82 feet to a 1-14" iron pipe,
    4.  South 24 deg. 34 min. 52 sec. West 17.46 feet,
    5.  South 59 deg. 41 min. 53 sec. West 15.10 feet,
    6.  South 84 deg. 15 min. 45 sec. West 13.20 feet,
    7.  North 65 deg. 48 min. 54 sec. West 27.09 feet to a 1-14" iron pipe,
    8.  North 89 deg. 36 min. 28 sec. West 57.12 feet to a 1-14" iron pipe, and
    9. South 74 deg. 28 min. 23 sec. West 73.50 feet to a 1-14" iron pipe set for corner\;

    THENCE Northwesterly within said Lot 9 with the irregular south lines of said 1.98144 acre tract with the following three (3) courses and distances:

    1. North 25 deg. 50 min. 33 sec. West 77.33 feet to a 3/4" iron pipe found at an angle corner,

    2. North 78 deg. 28 min. 22 sec. West 97.76 feet to a 3/4" iron pipe found at an angle corner, and

    3. North 89 deg. 39 min 54 sec. West 113.14 feet to a 1/2" iron rod found at a southwest corner of said 1.98144 acre tract and at the southeast corner of said 1.24968 acre tract;

    THENCE North 89 deg. 56 min. 00 sec. West within said Lot 9 with the south line of said 1.24968 acre tract with the following three (3) courses and distances:

    1. North 25 deg. 50 min. 33 sec. West 77.33 feet to a 3/4" iron pipe found at an angle corner,

    2. North 78 deg. 28 min. 22 sec. West 97.76 feet to a 3/4" iron pipe found at an angle corner, and,

    3. North 89 deg. 39 min. 54 sec. West 113.14 feet to a 1/2" iron rod found at a southwest corner of said 1.98144 acre tract and at the southeast corner of said 1.24968 acre tract;

    THENCE North 89 deg. 56 min. 00 sec. West within said Lot 9 with the south line of said 1.24968 acre tract 363.00 feet to a 1/2" iron pipe found at the southwest corner of said 1.24968 acre tract, in the west line of said Lot 9 and in the east right-of-way line of Briar Hollow Lane\;

    THENCE North 1 deg. 21 min. 00 min. sec. East with the West line of said Lot 9 and the west line of said 1.24968 acre tract and with said east right-of-way line 150,000 feet to the PLACE OF BEGINNING.